UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	January 30, 2007

CONTANGO OIL & GAS COMPANY

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-16317	95-4079863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 BUFFALO SPEEDWAY, SUITE 960

HOUSTON, TEXAS 77098

(Address of principal executive offices)

(713) 960-1901

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Contango Oil & Gas Company (AMEX: MCF) announced today that it has completed the arrangement of a $30 million secured term loan facility with a private investment firm. Of this $30 million, only $10 million is currently available. The availability of the remaining $20 million is contingent upon meeting certain production levels for the Eugene Island 10 # 1 well, which we expect to meet by the end of February 2007. The proceeds of the loan will be used to continue to fund the Company’s Arkansas Fayetteville Shale play and offshore Gulf of Mexico exploration and development activities.

The Company has borrowed the first $10 million under the secured term loan facility. Borrowings under the facility bear interest at LIBOR plus 5.0%. Accrued interest is due monthly. The principal is due December 31, 2008, and may be prepaid at any time with no prepayment penalty. An arrangement fee of 1%, or $300,000, was paid in connection with the facility.

The Agreement contains affirmative covenants, including reporting requirements, covenants regarding conduct of business, payment of obligations, maintenance of properties and insurance, inspection rights, compliance with applicable law and maintenance of collateral. Further, the Agreement contains negative covenants limiting the ability of Contango and/or Subsidiaries to, among other things, incur indebtedness, grant liens, enter into mergers, sell assets, make investments, make restricted payments, enter into transactions with affiliates, enter into restrictive agreements, make certain acquisitions, change their business, or amend certain documents relating to Freeport. The Agreement contains customary events of default including nonpayment of principal, interest or other amounts, inaccuracy of representations and warranties, violation of covenants, default under other indebtedness, occurrence of bankruptcy and other insolvency events, change of control and certain ERISA events.

The above description is a summary and is qualified in its entirety by the terms of the Agreement filed as Exhibit 2.1 to this Current Report on Form 8K.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit No.	Description of Document

2.1	$30,000,000 Term Loan Agreement dated as of January 30, 2007 between Contango Oil & Gas Company, as Borrower and Centaurus Capital LLC, as Lender

2.2	Form of Pledge Agreement

99.1	Press release dated February 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO OIL & GAS COMPANY

Date: February 5, 2007	By:	/s/ KENNETH R. PEAK
Kenneth R. Peak
Chairman and Chief Executive Officer

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